                                                                   EXHIBIT 10.11

                                     LEASE



                                BY AND BETWEEN


                 CITY OF HAMMOND, DEPARTMENT OF REDEVELOPMENT

                      EMPRESS CASINO HAMMOND CORPORATION



                           DATED AS OF JUNE 19, 1996
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RECITALS.......................................................................1

ARTICLE I DEFINITIONS..........................................................2


ARTICLE II LEASED PROPERTY.....................................................8
   Section 2.01.  Leased Property..............................................8
   Section 2.02.  Leasehold Title..............................................8
   Section 2.03.  Covenant of Quiet Enjoyment..................................9
   Section 2.04.  AS IS Condition..............................................9

ARTICLE III THE COMMISSION'S RESERVED RIGHTS...................................9
   Section 3.01.  Access Rights................................................9
   Section 3.02.  Water Department Easement...................................10
   Section 3.03.  Access to Perimeter Road....................................10
   Section 3.04.  Port Authority Easement and Rights..........................10

ARTICLE IV TERM...............................................................11
   Section 4.01.  Term........................................................11
   Section 4.02.  Extension of Term...........................................11
   Section 4.03.  Holding Over................................................11

ARTICLE V RENT................................................................11
   Section 5.01.  Base Rent...................................................11
   Section 5.02.  Additional Consideration....................................11

ARTICLE VI USE OF REDEVELOPMENT PARCEL........................................12
   Section 6.01.  Permitted Uses..............................................12
   Section 6.02.  Compliance with Laws, Insurance Policies....................12
   Section 6.03.  Compliance with Ground Lease, etc...........................13
   Section 6.04.  Negative Covenants..........................................13
   Section 6.05.  Hazardous Substances........................................13

ARTICLE VII IMPROVEMENTS......................................................14
   Section 7.01.  Commencement and Completion of Construction.................14
   Section 7.02.  Governmental Approvals......................................14
   Section 7.03.  Title to Improvements.......................................15
   Section 7.04.  Status Meetings.............................................15

ARTICLE VIII ASSIGNMENT AND ENCUMBRANCES......................................15
   Section 8.01.  Assignment and Subleases....................................15
   Section 8.02.  Encumbrances................................................16
   Section 8.03.  General.....................................................16
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                                      -i-
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ARTICLE IX TAXES AND UTILITY EXPENSES................................................16
   Section 9.01.  Payment of Taxes and Utility Expenses..............................16
   Section 9.02.  Proration of Real Estate Taxes.....................................17
   Section 9.03.  Right to Contest...................................................17
   Section 9.04.  Distribution of Overpayment........................................18
   Section 9.05.  Separate Assessments...............................................18

ARTICLE X MAINTENANCE, REPAIRS AND ALTERATIONS.......................................18
   Section 10.01. Maintenance and Repair by the Tenant...............................18
   Section 10.02. Alterations........................................................18

ARTICLE XI MECHANICS' LIENS: INDEMNIFICATION.........................................19
   Section 11.01. Mechanics' Liens...................................................19
   Section 11.02. Indemnification by the Tenant......................................19

ARTICLE XII INSURANCE................................................................20
   Section 12.01. Liability Insurance................................................20
   Section 12.02. Proof of Insurance.................................................20
   Section 12.03. Adjustment in Insurance............................................21
   Section 12.04. Waiver of Subrogation..............................................21
   Section 12.05. Insurance Proceeds.................................................21
   Section 12.06. General Provisions.................................................22

ARTICLE XIII DESTRUCTION.............................................................22
   Section 13.01. The Tenant's Obligation to Repair..................................22
   Section 13.02. No Abatement.......................................................22

ARTICLE XIV CONDEMNATION.............................................................22
   Section 14.01. Total Condemnation.................................................22
   Section 14.02. Proceeds of Total Condemnation.....................................22
   Section 14.03. Partial Condemnation...............................................23
   Section 14.04. Restoration........................................................23
   Section 14.05. Temporary Condemnation.............................................24
   Section 14.06. Rights to Appear...................................................24

ARTICLE XV MORTGAGES.................................................................24
   Section 15.01. Fee Title Not Subordinated.........................................24
   Section 15.02. Leasehold Mortgages................................................25

ARTICLE XVI TENANT'S RIGHT TO CURE THE COMMISSION'S DEFAULT UNDER THE HPA
   FOOTPRINT SUBLEASE, THE HPA PARKING LEASE AND THE WATER DEPARTMENT LEASE..........25

ARTICLE XVII DEFAULTS................................................................26
   Section 17.01. Events of Default by the Developer.................................26
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   Section 17.02.  Extensions.................................................26
   Section 17.03.  Remedies...................................................27
   Section 17.04.  Default by the Commission..................................27

ARTICLE XVIII BANKRUPTCY AND INSOLVENCY.......................................28
   Section 18.01.  Certain Events of Default Specified........................28
   Section 18.02.  Preservation of Leasehold Estate...........................28

ARTICLE XIX SPECIFIC PERFORMANCE..............................................29

ARTICLE XX SURRENDER..........................................................29
   Section 20.01.  Surrender of Leased Premises...............................29
   Section 20.02.  Removal of Certain Property................................29
   Section 20.03.  Personal Property Not Removed..............................30
   Section 20.04.  Grant of Reciprocal Easements..............................30
   Section 20.05.  Survival of Terms..........................................30

ARTICLE XXI NO WAIVER.........................................................30

ARTICLE XXII THE COMMISSION'S LIABILITY.......................................31
   Section 22.01.  Assignment by the Commission...............................31
   Section 22.02.  Limitation on Right of Recovery............................31

ARTICLE XXIII FORCE MAJEURE...................................................32

ARTICLE XXIV NOTICES..........................................................32

ARTICLE XXV CERTIFICATES......................................................34

ARTICLE XXVI GENERAL..........................................................34
   Section 26.01.  Governing Law..............................................34
   Section 26.02.  Partial Invalidity.........................................35
   Section 26.03.  Memorandum of Lease........................................35
   Section 26.04.  Remote Vesting.............................................35
   Section 26.05.  Interpretation.............................................35
   Section 26.06.  Modification...............................................35
   Section 26.07.  Parties....................................................35
   Section 26.08.  Construction of Agreement..................................35
   Section 26.09.  Attorneys' Fees............................................36
   Section 26.10.  Authority..................................................36
   Section 26.11.  Standards for Consent......................................36
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ARTICLE XXVII DISPUTE RESOLUTION AND TERMINATION..............................36
   Section 27.01.  Alternative Dispute Resolution.............................36
   Section 27.02.  Arbitration................................................37
   Section 27.03.  Action During Pendency of Dispute..........................38
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                                     -iv-

                                     LEASE
                                     -----

     THIS LEASE is entered into this 19th day of June, 1996, by and between City of Hammond, Department of Redevelopment (the "Commission"), and Empress Casino Hammond Corporation, an Indiana corporation (the "Tenant").

                                   RECITALS
                                   --------

     WHEREAS, the Commission, acting pursuant to its authority under Indiana Code 36-7-1-14 et seq., has created the Hammond Marina Development Area for the purpose of carrying out in such area a redevelopment project and, on May 21, 1996, adopted a resolution confirming the Amended Hammond Marina Area Development Plan relating to the redevelopment project (the "Development Plan");

     WHEREAS, by its Resolution No.______, adopted on _____________, 1996, the Commission authorized the issuance of a request for proposals for the leasing of the real estate and interests in real estate (the "Redevelopment Parcel");

     WHEREAS, pursuant to Indiana Code 36-7-14-22, the Commission published a notice to bidders with respect to such proposed lease;

     WHEREAS, on June 18, 1996, the Tenant submitted a proposal for redevelopment to the Commission stating the terms and conditions on which it would redevelop the Redevelopment Parcel (as such term is hereinafter defined);

     WHEREAS, at its public meeting on June 18, 1996, the Commission determined that the proposal submitted by the Tenant was the highest and best proposal for the Redevelopment Parcel;

     WHEREAS, the city of Hammond, Indiana, the Commission and the Tenant are entering into a Development Agreement for the purpose of, among other things, carrying out redevelopment of the Redevelopment Parcel pursuant to the Tenant's proposal and the Development Plan; and

     WHEREAS, the Commission and the Tenant desire to set forth their agreement with respect to the leasing of the Redevelopment Parcel, the construction of new improvements thereon and certain other matters affecting the Redevelopment Parcel and such improvements.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, the Commission and the Tenant agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

     The following terms, when used in this Lease with initial capital letters, have the following respective meanings:

     "Act" means the Riverboat Gambling Act as established by Indiana Code (S) 4-33-1-1, et seq. and all amendments thereto and all rules and orders promulgate thereunder.

     "Affiliate" means (a) any or all of the member, partners and shareholders of the Tenant, and (b) any limited liability company, partnership, corporation or other entity in which the Tenant, a wholly-owned or partially-owned but controlled subsidiary of the Tenant, any of the members, partners or shareholders of the Tenant, members of the families of the Tenant or any of the members, partners or shareholders of the Tenant, or a trustee for the benefit of such family members, or some, any or all of them, directly or indirectly, own an interest, either singly or in the aggregate, sufficient to effectively control such entity.

     "Applicable Laws" means all laws, rules, regulations, ordinances, codes, administrative actions and/or orders of any court or governmental agency or unit, whether federal, state or local, properly exercising or having jurisdiction with respect to or over the subject matter in question.

     "Base Rent" has the meaning set forth in Section 5.01.

     "Boat" means the vessel named and known as Empress III, a riverboat casino owned or leased and to be operated by the Tenant on Lake Michigan from Hammond, Indiana, that may be further modified, improved, equipped and/or replaced by the Tenant from time to time as provided in the Development Agreement.

     "City" means the municipal corporation of Hammond, Indiana.

     "Commencement Date" has the meaning set forth in Section 4.01.

     "Commission" means the City of Hammond Redevelopment Commission; provided, that it is expressly understood and agreed by the Tenant that any obligations of the Commission under this Lease may be fulfilled by any subdivision, unit, agency, commission, department, authority, instrumentality, officer or representative, or any combination thereof, of the City.

     "Condemnation Proceeds" means the total aggregate award, or settlement in lieu thereof, including any award (or settlement) for the Commission's fee simple title, in the event of a total taking or Constructive Total Taking of the Redevelopment Parcel and the Improvements.

     "Constructive Total Taking" means a taking of such scope that the remaining portion of the Redevelopment Parcel and the Improvements is insufficient to permit the restoration of the Improvements so as to be suitable for the use primary permitted by Section 6.01.

     "Development Agreement" means the Hammond Riverboat Gaming Project Development Agreement entered into or to be entered into by and among the City, the Commission, and the Tenant, as the same has been or may hereafter be amended or modified.

     "DMS" means DMS of Hammond, Inc., and any subsequent holder of DMS of Indiana, Inc.'s right, title or interest under the Ground Lease and the Port Authority Lease.

     "Docking Facilities" has the meaning set forth in the Development
Agreement.

     "Environmental Complaint" has the meaning set forth in Section 6.05.

     "Environmental Laws" means federal, state and local laws, statutes, ordinances, rules or regulations, effective on or after the date of execution of this Lease, relating to pollution or protection of the environment, including laws or regulations relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances or imposing standards of conduct or liability concerning underground storage tanks. Such laws shall include, but not be limited to, the Resource Conservation and Recover Act of 1976 (RCRA), 42 U.S.C. (S)(S) 690 et seq. the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), 42 U.S.C. (S)(S) 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 (SARA); the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 741 et seq.; the Clean Air Act, 33 U.S.C.
(S) 7401; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2629; the Safe Drinking Water Act, 42 U. S.C. (S)(S) 300f-300j; the Atomic Energy Act, 42 U.S.C. (S)(S) 2011, et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. (S)(S) 11001 et seq.; Indiana Code, Title 13 - Environment; or any amendments thereto; or any similar federal, state or local environmental laws, statutes, ordinances, or any regulations, orders or decrees now or hereafter promulgated thereunder.

     "Event of Default" has the meaning set forth in Section 17.01.

     "Extension Term" has the meaning set forth in Section 4.02.

     "Gaming Commission" means the Indiana Gaming Commission as established pursuant to the Act.

     "Ground Lease" means the Ground Lease Agreement among the Port Authority, as lessor, Hammond, as co-lessor, and DMS, as lessee, dated as of June 30, 1989, as the same has been or may hereafter be amended or modified.

     "Guest Facilities" has the meaning set forth in the Development Agreement.

     "Hammond" means the City of Hammond, Indiana, a municipal corporation.

     "Hammond Marina" means the marina and related improvements located on that portion of Lake Michigan and the adjacent lake front that are subject to the Port Authority's jurisdiction and generally described and/or depicted on Exhibit A to, the Development Agreement.

     "Hazardous Discharge" has the meaning set forth in Section 6.05.

     "Hazardous Substances" means any substance:

   (a) The presence of which requires investigation, response, remediation or other, corrective action under the Resource Conservation and Recovery Act of 1976 (RCRA), 42 U.S.C. (S)(S) 690 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), 42 U.S.C. (S)(S) 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 (SARA); the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 741 et seq.; the Clean Water Act, 33 U.S.C.
(S)7401; the Toxic Substances Control Act, 15 U.S.C. (S)(S)2601-2629; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f-300j; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. (S)(S) 11001 et seq.; or any amendments thereto; or any similar federal, state or local environmental laws, statutes or ordinances, or any regulations, orders or decrees now or hereafter promulgated thereunder; or

  (b) Which is defined as "hazardous waste," "hazardous substance," "solid waste," "infectious waste," "toxic substance," "radioactive waste," or is otherwise regulated by the Resource Conservation and Recover Act of 1976 (RCRA), 42 U.S.C. (S)(S) 690 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), 42 U.S.C. (S)(S) 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 (SARA); the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 741 et seq.; the Clean Air Act, 33 U.S.C. (S) 7401; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2629; the Safe Drinking Water Act, 42 U.S. C. (S)(S) 300f-300j; the Atomic Energy Act, 42 U.S.C. (S)(S) 2011, et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C.
(S)(S) 11001 et seq.; Indiana Code, Title 13 - Environment; or any amendments thereto; or any similar federal, state or local environmental laws, statutes, ordinances, or any regulations, orders or decrees now or hereafter promulgated thereunder.

     "HPA Footprint Sublease" means the Sublease between the Port Authority, as landlord, and the Commission, as tenant, dated as of October 13, 1995, as the same has been or may hereafter be amended.

     "HPA Parking Lease" means the Intergovernmental Lease Agreement and Grant of Easement between the Port Authority, as landlord, and the Commission, as tenant, dated as of June 11, 1996, as the same has been or may hereafter be amended.

     "Improvements" means all buildings and related improvements (including, without limitation, the Docking Facilities, the Guest Facilities, the Parking Facilities, any Infrastructure Facilities, landscaping, driveways, walkways, surface parking lots, and docking, mooring and marina facilities) that are hereafter located or constructed by the Tenant (a) on the Redevelopment Parcel or (b) in the Hammond Marina in the vicinity of the Redevelopment Parcel to the extent the Commission has any interest therein.

     "Infrastructure Facilities" means all pipelines, conduits, ducts, cables, wires, manholes, vaults, tanks, tunnels or other manmade facilities or structures, and any encasements containing such facilities, which have been or will hereafter be installed for the purpose of furnishing, storing, removing or transmitting electricity, gases, steam, liquid petroleum products, telephone or other communications, cable television, computer signals or data, sewage drainage, traffic or other control systems, or water or other utilities or services to the Improvements.

     "Initial Term" has the meaning set forth in Section 4.01.

     "License" means an owner's license as defined in Indiana Code (S) 4-33-2-15 that allows the Tenant to own and operate a riverboat casino on Lake Michigan from the City of Hammond, Indiana.

     "License Date" means the date on which the License is issued to the Tenant by the Gaming Commission.

     "Parcel 1A" means the real estate or interest in real estate described, and/or depicted in Exhibit B attached hereto and incorporated herein by this reference.

     "Parcel 2" means the real estate or interest in real estate described and/or depicted in Exhibit C attached hereto and incorporated herein by this reference.

     "Parking Access Parcel" means the real estate or interest in real estate described and/or depicted in Exhibit D attached hereto and incorporated herein by this reference.

     "Parking Parcels" means the real estate that is described and/or depicted in Exhibit E attached hereto and incorporated herein by this reference.

     "Parking Facilities" has the meaning set forth in the Development
Agreement.

     "Parking Garage" has the meaning set forth in the Development Agreement.

     "Perimeter Road Parcel" means the real estate described and/or depicted in Exhibit F attached hereto and incorporated herein by this reference.

     "Port Authority" means the Hammond Port Authority.

     "Port Authority Lease" means the Lease Agreement among the Port Authority, as lessee, Hammond and DMS, as lessor, dated as of June 30, 1989, as the same has been or may hereafter be amended or modified.

     "Project Agreement" has the meaning set forth in the Recitals.

     "Real Estate Taxes" means and includes all ad valorem real property taxes and assessments levied upon or with respect to (or, if any such levy is upon or with respect to a parcel of real estate and improvements thereon of which the Redevelopment Parcel is a part, then the portion thereof properly allocable and relating to) the Redevelopment Parcel and the Improvements, or any interest therein or any part thereof, and all taxes, levies and charges which may be levied or imposed by any governmental authority in replacement of, in lieu of, or in addition to ad valorem real property taxes, in whole or in part, including but not limited to a state or local option tax designed for property tax relief purposes, or a license or franchise fee measured by rents received from the Redevelopment Parcel and the Improvements, or otherwise measured or based upon Tenant's or the Commission's interests in the Redevelopment Parcel and the Improvements.

     "Redevelopment Parcel" has the meaning set forth in Section 2.01.

     "Rent" has the meaning set forth in Section 5.01.

     "Reserved Rights" means the rights, privileges and easements respecting the Redevelopment Parcel expressly reserved to the Commission pursuant to Article III.

     "Taxes" means all Real Estate Taxes, personal property taxes, special and general assessments, water and sewer service charges, licenses and permit fees, and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, which may be assessed, levied, or become due and payable with respect to, or become a lien on, the Redevelopment Parcel or the Improvements, or any interest therein or any part thereof.

     "Term" means the Initial Term together with all Extension Terms.

     "Trust Indenture" means the Trust Indenture among DMS, the Port Authority and the Trustee, as Trustee, dated as of June 30, 1989, as the same has been or may hereafter be amended or modified.

     "Trustee" has the meaning set forth in the Development Agreement.

     "Utility Expenses" means and includes all charges relating to the providing of water, steam, heat, cooling, gas, electricity, light, sewer, telephone, television, telecommunications, trash collection and other similar services furnished to all or any part of the Redevelopment Parcel and the Improvements during the Term.

     "Water Department" means the Department of Waterworks of the City of Hammond, Indiana.

     "Water Department Lease" means the Lease between the Water Department, as landlord, and the Commission, as tenant, dated as of June 11, 1996, as the same has been or may hereafter be amended.

     "Water Department Resolution" means the Resolution of the Board of Directors of the Department of Waterworks of the City of Hammond Authorizing The Transfer of Certain Property To The City of Hammond Acting By And Through the Hammond Redevelopment Commission, And Establishing The Terms And Conditions Of Such Transfer dated October 11, 1995, as modified, amended and supplemented by the Resolution of the Board of Directors of The Department of Waterworks Of The City of Hammond Regarding The Grant of Lease To The City of Hammond, Department of Redevelopment, The Authorization Of The Execution Of A License Agreement and Intergovernmental Agreement And Other Matters dated June 18, 1996.

                                  ARTICLE II

                                LEASED PROPERTY

     Section 2.01. Leased Property. The Commission hereby leases to the Tenant and the Tenant hereby leases from the Commission, upon and subject to the terms, conditions, covenants and provisions hereof, all of the Commission's now existing or hereafter acquired rights, title and interests in and to Parcel 1A, Parcel 2, the Parking Parcels, the Parking Access Parcel and the Perimeter Road Parcel and all improvements now or hereafter located thereon (including, without limitation, the Improvements), and all rights, interests, and easements in any way now or hereafter appurtenant thereto, excluding and reserving, however, to the Commission and its successors and assigns the Reserved Rights (the leased property and such appurtenant rights, interests and easements are hereafter referred to collectively as the "Redevelopment Parcel").

     Section 2.02. Leasehold Title. The leasehold estate created by this Lease and the Tenant's rights hereunder are subject to the following:

          (a) The lien of all Real Estate Taxes, all general and special assessments and all other governmental dues, charges and impositions not delinquent;

          (b) The lien, terms, conditions, and provisions of the Trust Indenture as to Parcel 1A;

          (c) The terms, conditions, and provisions of the Ground Lease as to Parcel 1A;

          (d) The terms, conditions and provisions of the Port Authority Lease as to Parcel 1A;

          (e) The terms, conditions and provisions of the HPA Footprint Sublease as to Parcel 1A;

          (f) The terms, conditions and provisions of the HPA Parking Lease as to the Parking Parcels and the Parking Access Parcel;

          (g) The terms, conditions and provisions of the Water Department Lease as to the Perimeter Road Parcel;

          (h) The terms, conditions and provisions of the Water Department Resolution as to Parcel 2;

          (i) All easements, restrictions, agreements, covenants and other matters of record;

          (j) All rights, title and interests of the public, the State of Indiana and any political subdivision of the State of Indiana (including, without limitation, counties and municipalities) but excluding the Commission;

          (k) All applicable zoning, building and land use and other governmental restrictions, laws, ordinances, rules and regulations; and

          (l) the Reserved Rights.

          Section 2.03. Covenant of Quiet Enjoyment. The Commission covenants and agrees that the Tenant, upon paying the Rent to be paid by it as herein provided and upon keeping, observing and performing all other covenants and agreements to be kept, observed or performed by it hereunder, shall at all times during the Term have the peaceable and quiet enjoyment and possession of the Redevelopment Parcel, without hindrance from the Commission or anyone claiming by, through or under the Commission, subject to matters to which this Lease is subject as provided in the foregoing Section 2.02 and to the Commission's Reserved Rights as provided in the following Article III. The Commission agrees to perform all obligations of the Commission under the HPA Footprint Sublease, the HPA Parking Lease and the Water Department Lease except for those the Developer is expressly required to perform or discharge by the terms of this Lease. In the event an adverse claim is made against the Redevelopment Parcel by someone not claiming by, through or under the Commission or included within the matters to which this Lease is subject as provided in the foregoing Section 2.02, the Commission shall not be in default hereunder if it cooperates with the developer in the defense of such adverse claim and takes all reasonable affirmative action to preserve the Tenant's rights hereunder if the Tenant agrees to reimburse the Commission for costs and expenses incurred by it in connection therewith.

          Section 2.04. AS IS Condition. The Tenant's acceptance of the Redevelopment Parcel is "AS IS, WHERE IS" and without warranty of any kind as to condition, fitness for the Tenant's purposes or otherwise.


                                  ARTICLE III

                       THE COMMISSION'S RESERVED RIGHTS

          Section 3.01. Access Rights. The Tenant shall permit the Commission, its authorized representatives and its successors and assigns, upon reasonable prior notice, to enter upon those portions of the Redevelopment Parcel and the Improvements which are not required under Applicable Laws or sound business practices to be restricted access for purposes of maintaining confidentially or used for the handling or storage of money or similar tokens for the purpose of
(a) inspecting the same, or (b) performing any work in, on or to the Redevelopment Parcel and Improvements that may be necessary by reason of the Tenant's failure to perform any such work. Nothing herein shall imply any duty on the part of the Commission to do any such work, and performance thereof by the Commission shall not constitute a waiver of the Tenant's default in failing to perform the same. The Commission shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to the Tenant or any subtenant by reason of performing any such work and the obligations of the Tenant under this Lease shall not be affected thereby.

          Section 3.02. Water Department Easement. The Commission hereby reserves an easement in and to the Redevelopment Parcel for the benefit of the Water Department for purposes of access to, maintenance of, and repairs of the City of Hammond Water Utility, if necessary. The Tenant acknowledges and agrees that, provided that the Water Department provides reasonable notice to the Tenant prior to any entry on the Redevelopment Parcel and does not unreasonably interfere with the business operations of the Tenant, the Water Department will not be liable for damages of any kind, direct, consequential, or otherwise, to the Tenant for any interruption of gaming activities occasioned by and/or through the maintenance and use of the aforementioned easement by the Water Department, its employees, agents and/or independent contractors. The Commission hereby reserves, for the benefit of the Water Department, the right to expand the Water Department's Waterworks facilities into the Perimeter Road Parcel, as more particularly set forth in Section 10 of the Water Department Lease. The Tenant agrees to abide by the provisions of Section 10 of the Water Department Lease in the event that the Water Department so expands its waterworks facilities.

          Section 3.03. Access to Perimeter Road. The Commission hereby reserves the nonexclusive right for itself, the Water Department and their respective officers, employees, invitees and guests to use the Drive from its southern terminus north to the second gate.

          Section 3.04.  Port Authority Easement and Rights.

          (a) The Commission hereby reserves for itself, the Port Authority and their respective officers, employees, invitees and guests and members of the public the nonexclusive right to use all driveways, roadways and walkways now or hereafter located on or within the Parking Access Parcel for purposes of vehicular and pedestrian access.

          (b) Tenant agrees that the Port Authority has reserved for itself, its officers, employees, invitees, and guests, the City and members of the public certain rights in the Parking Parcels, as more fully set out in the HPA Parking Lease.

                                  ARTICLE IV

                                     TERM

          Section 4.01. Term. The initial term of this Lease (the "Initial Term") shall commence on June 19, 1996 (the "Commencement Date") and shall end at 11:59 p.m. Hammond time on the fifth (5th) anniversary of the License Date, unless sooner terminated as provided in this Lease.

          Section 4.02. Extension of Term. The term of this Lease shall be automatically extended for periods equal to each renewal period of the License granted to the Tenant by the Gaming Commission (each such extension period being referred to herein as an "Extension Period"); provided, that the total Term shall not exceed seventy-five (75) years.

          Section 4.03. Holding Over. In the event the Tenant shall remain in possession of the Redevelopment Parcel with the prior written consent of the Commission after the expiration or earlier expiration of the Initial Term or any Extension Term, the Tenant shall be deemed to be occupying the Redevelopment Parcel as a tenant from month-to-month subject to all of the covenants, terms and conditions of this Lease in so far as the same shall be applicable to a month-to-month tenancy. Such tenancy shall be terminable by either party upon thirty (30) days prior written notice to the other.

                                   ARTICLE V

                                     RENT

          Section 5.01. Base Rent. The Tenant shall pay to the Commission as base rent (the "Base Rent") for the Redevelopment Parcel the sum of One Dollar ($1.00) per year. The Commission acknowledges receipt of Seventy-Five Dollars ($75.00), which amount represents the Base Rent for the Term.

          Section 5.02. Additional Consideration. As additional consideration for the leasing of the Redevelopment Parcel, the Tenant shall:

          (a) construct the Parking Garage on the Redevelopment Parcel in accordance with and pursuant to the terms and conditions of the Development Agreement and transfer and convey all rights, title and interests in and to the Parking Garage to the Commission as provided in subsection (b) of
     Section 7.03 of this Lease by written documents reasonably acceptable to the Commission and the Tenant; and

          (b) execute and perform the obligations under the Development Agreement, including, but not limited to, the payments required under
     Article V of the Development Agreement, all in a form reasonably acceptable to the Commission, the Tenant and the City.


                                  ARTICLE VI

                          USE OF REDEVELOPMENT PARCEL

          Section 6.01. Permitted Uses. To the extent permitted by Applicable Laws, the Tenant shall use and occupy the Redevelopment Parcel for the purposes of (a) constructing the Docking Facilities, the Guest Facilities, the Parking Facilities and related Infrastructure Facilities in accordance with and as required by the Development Agreement, (b) the use and operation of such Improvements for the purposes for which such Improvements were designed, and (c) all other uses permitted by the S-3 zoning classification as the same is in effect on the Commencement Date; provided that, the Parking Parcels may not be used in a manner inconsistent with the HPA Parking Lease. No other uses of the Redevelopment Parcel or Improvements shall be permitted without the prior written consent of the Commission. The Tenant shall cause the gaming and other related facilities operated from the Redevelopment Parcel to be operated as first-class facilities.

          Section 6.02. Compliance with Laws, Insurance Policies. During the Term, the Tenant, at its expense, shall, with respect to the development, use and operation of the Redevelopment Parcel and the Improvements, observe and comply with all Applicable Laws, and with all orders, rules and regulations of the National Board of Fire Underwriters, the Indiana Board of Fire Underwriters, or any other body or bodies exercising similar functions, affecting the Redevelopment Parcel, or any part thereof; and the Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may be necessary to achieve such compliance or imposed because of any failure of compliance by the Tenant. The Tenant, at its expense, shall have the right to contest by appropriate legal proceedings, the validity or application of any Applicable Law, order, rules or regulation of the nature referred to in this Section 6.02. If compliance with any such Applicable Law, order, rules or regulation legally may be delayed pending the prosecution of any such proceeding, the Tenant may delay such compliance until a final determination of such proceeding.

          Section 6.03. Compliance with Ground Lease, etc. The Tenant shall perform and hereby assumes all of the lessee's obligations under the Ground Lease, all of the sublessee's obligations under the Port Authority Lease, all of the Commission's obligations under the HPA Footprint Sublease, the HPA Parking Lease and the Water Department Lease in each case to the extent that such agreements expressly require the Tenant hereunder to perform and/or assume the performance of such obligations.

          Section 6.04. Negative Covenants. The Tenant shall not (a) commit or permit any waste to the Redevelopment Parcel or the Improvements, (b) cause or permit any nuisance (public or private) to occur or exist in or on the Redevelopment Parcel or Improvements, (c) permit the use of the Redevelopment Parcel or Improvements for any lewd or lascivious purpose, (d) commit any act or take any action that would constitute a breach of or default under the Ground Lease, the Port Authority Lease, the HPA Footprint Sublease, the HPA Parking Lease, the Water Department Lease or the Trust Indenture or (e) place any vending machine or similar equipment in or on the Parking Facilities.

          Section 6.05.  Hazardous Substances.

          (a) The Commission represents and warrants to the Developer that as of the date hereof, the Commission has not received written notice from any governmental authority concerning the presence of (i) Hazardous Substances on, under or about the Redevelopment Parcel or (ii) any contamination of the soil, surface water or ground water on, under or about the Redevelopment Parcel by Hazardous Substances.

          (b) The Tenant shall not place or install any underground storage tanks on or in the Redevelopment Parcel or the Improvements. The Tenant shall not permit any Hazardous Substances to be placed, held, located, disposed of or released in or on the Redevelopment Parcel or the Improvements, other than (i) Hazardous Substances of a nature and in amounts normally present in or on, or used in connection with the operation of, commercial and retail facilities of the type constructed on the Redevelopment Parcel, and (ii) to the extent permitted by and in compliance with Applicable Laws. To the extent any Hazardous Substances permitted to be placed, held, or located on or in the Redevelopment Parcel or the Improvements are regulated by any Environmental Laws, the Tenant shall place, hold, locate or dispose of such Hazardous Substances in strict compliance with any and all such Environmental Laws.

          (c) If the Tenant has knowledge of or receives any notice of (i) the release, spill, discharge or emission of any Hazardous Substance from, on, in or about the Redevelopment Parcel or the Improvements or otherwise into the environment (including, without limitation, ambient air, surface water, groundwater or land)(a "Hazardous Discharge") or (ii) any inquiry, complaint, order, citation or notice with regard to the presence of any Hazardous Substances on or under the Redevelopment Parcel or a Hazardous Discharge from the Redevelopment Parcel (an "Environmental Complaint") from any person or entity, including, without limitation, the United States Environmental Protection Agency and the Indiana Department of Environmental Management or any successor agency, the Tenant shall give immediate notice thereof to the Commission disclosing full details of the Hazardous Discharge or Environmental Complaint, as applicable.

          (d) In the event that any Hazardous Substances are leaked, spilled, disposed of or released from, on or in the Redevelopment Parcel or the Improvements during the Term as a result of the acts or omissions of the Developer or any employee, guest, invitee, supplier, vendor, contractor or agent of the Developer, the Developer shall (i) notify the Commission,(ii) report, remediate and dispose of such Hazardous Substances to the extent required by and in compliance with all Applicable Laws, and (iii) take whatever actions are reasonably necessary to protect the general public and environment from immediate injury or damage resulting from such Hazardous Substances. At the conclusion of the remediation and disposal required under this Section 6.04, the Developer shall cause an environmental engineer acceptable to the Commission to issue a statement to the Commission that all actions required by this Agreement or Applicable Laws to be taken with respect to such Hazardous Substances have been taken and completed and, to the knowledge of the environmental engineer after reasonable investigation and inquiry, there is no violation of Applicable Laws with respect to such Hazardous Substances.

                                  ARTICLE VII

                                 IMPROVEMENTS

          Section 7.01. Commencement and Completion of Construction. The Tenant shall construct the Docking Facilities, Guest Facilities, Parking Facilities and any Infrastructure Facilities upon the Redevelopment Parcel in accordance with and upon and subject to all the terms and conditions of the Development Agreement. The Tenant shall construct the Drive in accordance with and upon and subject to all the terms and conditions of the Water Department Lease. The Tenant is prohibited from making or constructing (and shall not make or construct) any improvements, structures or facilities on the Redevelopment Parcel other than the Docking Facilities, Guest Facilities, Parking Facilities, the Drive and any Infrastructure Facilities as currently agreed to and for which governmental permits and approvals have already been obtained or applied for without the City's and the Commission's prior written consent.

          Section 7.02. Governmental Approvals. The Tenant shall, at its expense, timely procure all approvals, permits or consents required to be obtained for the construction of the Improvements from all governmental authorities having jurisdiction in the matter. The Tenant shall have the right to make any necessary applications for zoning approvals or variances in connection with the construction, operation and use of the Improvements and the Commission hereby consents to the filing of such approvals by the Developer.

          Section 7.03.  Title to Improvements.

          (a) All Improvements on the Redevelopment Parcel other than the Parking Garage (which shall become the property of the Commission as hereafter provided) and the Drive (which shall become the property of the Commission as hereafter provided) shall be the property of the Tenant during the Term, but shall become the property of the Commission upon the expiration of the Term or earlier termination of this Lease; and

          (b) The Parking Garage shall become the property of the Commission immediately upon Substantial Completion (as such term is defined in the Development Agreement) of the construction of the Parking Facilities and the Commission's acceptance thereof. The Drive shall become the property of the Commission as it is constructed.

          Section 7.04. Status Meetings. The Tenant agrees to meet with the Redevelopment Commission no less than quarterly in the first year of the Term and annually thereafter until the end of the Term to report and update the Commission on the status of the construction of Improvements on the Redevelopment Parcel as well as any and all other matters which may be of mutual concern to the Commission and the Tenant.


                                 ARTICLE VIII

                          ASSIGNMENT AND ENCUMBRANCES

          Section 8.01. Assignment and Subleases. Except as hereafter expressly provided in this Section 8.01, the Tenant shall not assign, sell or transfer this Lease or any interest in the Redevelopment Parcel or title to the Improvements or any interest therein or sublease all or any part of the Redevelopment Parcel and/or Improvements (a "Transfer") without the prior written consent of the Gaming Commission; provided, that in no event shall the Tenant assign, sell or transfer this Lease or any interest in the Redevelopment Parcel or title to the Improvements or any interest therein or sublease all or any part of the Redevelopment Parcel and/or Improvements to any person or entity that does not hold a License in accordance with the Act; and provided further, that the Tenant shall not assign, sell or transfer this Lease or any interest in the Redevelopment Parcel or any title to the Improvements or any interest therein or sublease all or any part of the Redevelopment Parcel and/or Improvements to any person or entity that has not executed a written assignment and assumption agreement whereby the Tenant's obligations under this Lease, the Development Agreement and the Port Authority Agreement are assigned to and assumed by such person or entity upon terms reasonably acceptable to the Commission, the City and the Port Authority. Any assignment or transfer by operation of law (voluntary or involuntary), merger, conversion or reorganization, any assignment or transfer to a receiver or trustee in any federal or state bankruptcy, insolvency or other proceeding or any change in control of the Tenant or of any entity controlling the Tenant shall constitute a Transfer for purposes of this Lease. For purposes of this Section 8.01, "control" means the power to direct the management and policies of the Tenant, directly or indirectly, whether through the ownership or control of fifty percent (50%) or more of the shares or other equity or beneficial interest or power to vote the same, or by the partnership or trust agreement or other instrument or contract or otherwise; and the term "controlling" has the meaning correlative to the foregoing. The Tenant shall provide the Commission with at least one hundred twenty (120) days written notice prior to making any request to the Gaming Commission to make a Transfer. Notwithstanding the foregoing, the Tenant shall be entitled to sublease restaurant and retail space in the Improvements in the ordinary course of business without the prior written consent of the Commission or the Gaming Commission.

          Section 8.02. Encumbrances. The Tenant shall have no right to mortgage, pledge, hypothecate or otherwise encumber this Lease or its rights or interest under this Lease or in the Redevelopment Parcel or title to or interests in the Improvements or any part thereof.

          Section 8.03.  General.  Any purported Transfer in violation of this
Article VIII shall be void and of no force and effect. In the event of a permitted Transfer in accordance with the provisions of this Article VIII and the corresponding assumption by such assignee of all duties and obligations to be performed or observed by the Tenant hereunder, the assignor shall no longer be responsible for the future performance or observance of such duties or obligations.

                                  ARTICLE IX

                          TAXES AND UTILITY EXPENSES

          Section 9.01. Payment of Taxes and Utility Expenses. The Tenant shall pay and discharge punctually, as and when the same shall become due and payable (except as otherwise provided in Section 9.02):

          (a) all Taxes which are assessed with respect to the Redevelopment Parcel and the Improvements, or any interest therein or any part thereof, or any appurtenances or equipment thereon owned by or leased to the Tenant for any calendar year (or part thereof) within the Term, together with all interest and penalties thereon;

          (b) all Taxes which are payable on or with respect to the Tenant's personal property and the Tenant's business or operations; and

          (c)  all Utility Expenses commencing with the first day of the Term.

          The Tenant shall be deemed to have complied with the covenants of this
Section 9.01 if payment of Taxes and Utility Expenses shall have been made either within any period allowed by applicable law before the same shall become a lien upon the Redevelopment Parcel or Improvements; or, if the Tax or Utility Expense constitutes a lien before it is due and payable, then, before any penalty or interest is assessed with respect thereto. The Tenant shall furnish the Commission with satisfactory evidence of payment of Real Estate Taxes and any other payment hereunder within thirty (30) days after payment is due or made whichever event first occurs.

          Notwithstanding anything in this Section 9.01 to the contrary, in the event the Redevelopment Parcel and Improvements (or any part thereof) are assessed for Real Estate Tax purposes as part of a larger parcel that is owned by the Commission, the tenant shall pay to the Commission on or before ten (10) days prior to the date the Real Estate Taxes with respect to such larger parcel are due and payable by the Commission (i) the Tenant's proportionate share (determined on the basis of acreage) of the Real Estate Taxes assessed for land with respect to such larger parcel for land and (ii) the Real Estate Taxes assessed with respect to the Improvements; and the Commission shall, following receipt of such payment from the Tenant, pay the Real Estate Taxes for such larger parcel.

          Section 9.02. Proration of Real Estate Taxes. Real Estate Taxes assessed for the calendar years in which the Term commences and ends shall be paid by the Tenant. The Tenant shall pay on the date of termination of this Lease all Real Estate Taxes due and payable during the calendar year in which the Term ends and its prorata share of all Real Estate Taxes assessed for the calendar year in which the Term ends based upon the number of days of the Term in such calendar year. If the amount of such Real Estate Taxes is not then determined, the most recently available tax rates and assessed valuations shall be used in determining the amount to be paid under this Section 9.02.

          Section 9.03. Right to Contest. The Tenant shall have the right to contest all Taxes and Utility Expenses referred to in Section 9.01 by appropriate legal proceedings, or in such other manner as it may deem appropriate. Such legal proceedings shall include any and all appropriate appeals or other proceedings and appeals from orders, judgments or decrees so long as the same are sufficient to prevent a foreclosure sale. The Tenant shall conduct all such proceedings at its expense. The Commission shall execute all documents reasonably required for such proceedings. The Tenant shall reimburse the Commission for any costs or expenses incurred by the Commission in connection therewith. Notwithstanding the foregoing, the Tenant shall pay any such Taxes or Utility Expenses prior to the time the Redevelopment Parcel or Improvements (or any part thereof) shall become subject to sale upon foreclosure of the lien therefor.

          Section 9.04. Distribution of Overpayment. If there shall be any refunds or rebates on account of Taxes or Utility Expenses paid by the Tenant under the provisions of this Lease, such refund or rebate shall belong to the Tenant, whether or not received by the Commission during or after the Term; provided, however, that in the event of a refund or rebate resulting from the contest of Real Estate Taxes, the Commission shall be entitled to its proportionate share of such refund or rebate if the Real Estate Taxes were assessed on a larger parcel owned by the Commission of which the Redevelopment Parcel and/or Improvements are a part. Any refunds so received by the Commission shall, be deemed to be received by the Commission in trust for the Tenant and shall be paid to the Tenant as its interest appears within ten (10) days of receipt. The Commission will, upon request of the Tenant, sign any receipts which may be necessary to secure the payment of any such refund or rebate.

          Section 9.05. Separate Assessments. If the Redevelopment Parcel is part of a larger parcel that is owned by the Commission, upon request of the Tenant at any time, the Commission will make application individually, or will join in the Tenant's application, and will execute such instruments as may be necessary or appropriate to obtain separate tax assessments for portions of the Redevelopment Parcel and/or Improvements. The Tenant shall pay to the Commission any costs or expenses incurred or to be incurred by the Commission in connection therewith.

                                   ARTICLE X
                                   ---------

                     MAINTENANCE, REPAIRS AND ALTERATIONS
                     ------------------------------------

          Section 10.01. Maintenance and Repair by the Tenant. The Tenant shall at all times during the Term, at its expense, keep and maintain or cause to be kept and maintained the Redevelopment Parcel and Improvements in a first-class, clean and safe condition and repair and in compliance with all Applicable laws including, without limitation, the making of all necessary structural repairs and replacements. The Commission shall not be required to furnish any services or facilities or to make any improvements, repairs or alterations in or to the Redevelopment Parcel or the Improvements during the Term.

          Section 10.02. Alterations. After the initial construction of the Improvements other than the Parking Garage and the Drive, the Developer shall not make, construct or install any alterations, changes, replacements, improvements or additions to all or any portion of such Improvements that affect the structural integrity or exterior appearance of such Improvements without the prior written consent of the City and the Commission. Notwithstanding the preceding sentence, after the initial construction of the Parking Garage and the Drive, the Developer shall not make, construct or install any alterations, changes, replacements, improvements or additions to all or any portion of the Parking Garage or the Drive without the prior written consent of the City and the Commission.

                                  ARTICLE XI
                                  ----------

                       MECHANICS' LIENS: INDEMNIFICATION
                       ---------------------------------

          Section 11.01. Mechanics' Liens. The Tenant shall promptly after the filing thereof discharge of record, bond over or insure over, at the Tenant's expense, any mechanics', materialmen's or other lien, or notice of intention to file any such lien, filed against the Redevelopment Parcel or Improvements or any part thereof or interest therein; provided that the Tenant shall have the right to contest the validity of any such lien in any manner permitted by law so long as the Tenant (a) shall provide to the Commission title insurance, an indemnity, bond or other assurance or security reasonably satisfactory to the Commission; and (b) shall thereafter diligently proceed to cause such lien or notice of intention to file a lien to be removed and discharged. If the Tenant shall fail to so discharge, or to seek to discharge, any such lien or notice of intention to file a lien, then the Commission may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or in such other manner as is or may be permitted by law, and the Tenant shall reimburse and indemnify the Commission in respect thereto.

     Section 11.02. Indemnification by the Tenant. The Developer agrees, at the sole cost and expense of the Developer, to protect, defend, indemnify and save harmless the Commission from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, and other costs and expenses (including, without limitation, reasonable attorneys' fees, reasonable compensation for preparing and attending depositions or serving as a witness where not named as a defendant, court costs and litigation expenses), imposed upon or incurred by or asserted against the Commission by reason of, arising out of or pertaining to: (a) the Tenant's possession, use or control of the Redevelopment Parcel or the Improvements or any part thereof during the Term,
(b) the condition of the Redevelopment Parcel or the Improvements or any part thereof during the Term, (c) any Event of Default, or (d) any willful or negligent act or omission of the Tenant, or any of its agents, contractors, licensees, subtenants or its or their employees, customers or invitees. In any circumstance where the Tenant is obligated under this Lease to indemnify the Commission, the Tenant shall have the right to undertake, conduct, and control, through counsel of its choosing, reasonably acceptable to the Commission, and at the sole expense of the Tenant, the conduct and settlement of such matter, and the Commission shall cooperate therewith; provided, however, that (w) the Tenant shall not thereby permit to exist any lien, encumbrance, or other adverse change upon the assets of the Commission, (x) the Tenant shall not thereby consent to the imposition of any injunction against the Commission without the consent of such person or persons, (y) the Tenant shall permit the Commission to participate in such dispute or the settlement thereof through counsel chosen by the Commission, but the fees and expenses of such counsel shall be borne solely by the Commission, and (z) the Tenant shall agree promptly to reimburse the Commission for the full amount of the obligations due hereunder. If the Commission reasonably believes that counsel selected by the Tenant has a conflict of interest by reason of asserting or threatening to assert a limitation on or defense to the indemnification obligation of the Tenant or otherwise or a conflict of interest arises between the Tenant and the Commission, then the Commission may select new, independent counsel, reasonably acceptable to the Tenant, who shall represent the Commission at the sole cost and expense of the Tenant. The Tenant shall specify any claimed limitations on or defenses to its indemnification obligation upon the Commission' request therefor. So long as the Tenant is contesting any such matter in good faith and the operations or assets of the Commission are not in any way impaired, the Commission may not pay or settle any such action or suit without the consent of the Tenant unless it chooses to waive its rights to reimbursement and indemnification hereunder. Notwithstanding the foregoing, the Commission shall have the right to pay or settle any such action or suit, provided that in such event the Commission shall waive any right to indemnity therefore. However, if the Tenant is obligated, but ceases to contest such matter in good faith, then the Commission may pay or settle such action or suit, and obtain reimbursement from the Tenant.

     The Tenant's indemnification obligations hereunder shall be in addition to any and all other obligations the Tenant may have to the Commission under any other agreement, at law or in equity and shall survive the expiration of the Term or earlier termination of the Lease and any transfer by the Commission of its interests in Redevelopment Parcel or the Improvements.

                                  ARTICLE XII

                                   INSURANCE

     Section 12.01. Liability Insurance. The Tenant shall maintain and keep in force at all times during the Term, at its sole cost and expense, the insurance required to be maintained by the Tenant pursuant to the Development Agreement. The Tenant shall name the Water Department and Port Authority as additional insureds under the insurance policy to be maintained by the Tenant under subsection 8.19 (a) (viii) and (xi) of the Development Agreement.

     Section 12.02. Proof of Insurance. The Tenant shall deliver copies of the insurance policies showing the insurance required by this Article XII to the Commission on or before the date of execution of this Lease, and thereafter a copy of each replacement policy shall be provided not less than sixty (60) days prior to the expiration of the policy being replaced. Each such policy referred to in this Article XII shall contain a provision providing that the policy shall not be cancelled, not renewed or materially amended without sixty (60) days prior written notice to the Commission.

     Section 12.03. Adjustment in Insurance. If after the Initial Term and no more frequently than every five years thereafter, by reason of changed conditions or by reason of experience the Commission reasonably determines that the insurance amounts referred to in the foregoing Section 12.01 are inadequate, the Tenant shall, at the request of the Commission, increase the amounts of such insurance carried to the extent appropriate for like facilities under like circumstances. In the event that it shall become customary for lessees of similar premises to maintain types or coverages of insurance other than those required to be maintained by the Tenant under this
Article XII, the Tenant shall maintain such other types of coverages of insurance upon written request of the Commission so long as such types or coverages of insurance can be obtained by the Tenant at reasonable cost.

     Section 12.04. Waiver of Subrogation. The Tenant and the Commission waive all rights against each other and against those for whom the other is legally liable for all losses covered by insurance provided under this Article XII to the extent the limits of such insurance are adequate to cover such losses, it being the intent of this provision to allocate all risk of such loss to such insurance; provided, however, that this waiver shall not be effective if it would preclude or prejudice the right of the Commission or the Tenant to recover under such insurance policy. If the policies of insurance provided for under this Article XII require an endorsement to provide for continued coverage where there is a waiver of subrogation, the Tenant shall cause such policies to be so endorsed.

     Section 12.05. Insurance Proceeds. The proceeds of all policies of insurance on the Improvements maintained pursuant to Section 12.02 shall be used as a trust fund toward the repair, replacement or rebuilding of the Improvements. Accordingly, all insurance proceeds for damage to the Improvements paid to the Tenant and/or the Commission under such policies shall be held by or delivered to the Developer in trust for the payment of the costs of repairing, replacing and rebuilding the Improvements. If such insurance proceeds shall exceed the cost of repairing, replacing or rebuilding the Improvements, the balance remaining after payment of such costs shall be the property of and shall be retained by the Tenant.

     The Commission shall cooperate fully with the Tenant in collecting such insurance proceeds and shall execute and deliver, as requested by the Tenant, any and all proofs, receipts, releases and other instruments as may be appropriate for such purpose.

     Section 12.06. General Provisions. In the event the Tenant shall fail or refuse to obtain any insurance required by this Article XII, the Commission, in addition to any other rights the Commission may have under this Lease or at law or in equity, shall have the option to obtain such insurance. The cost of such insurance shall constitute additional rent payable by the Tenant to the Commission immediately upon demand.

                                 ARTICLE XIII

                                  DESTRUCTION

     Section 13.01. The Tenant's Obligation to Repair. If at any time during the Term the Improvements shall be destroyed or damaged by fire or other cause, the Tenant shall cause the same to be repaired, replaced or rebuilt within a period of time which, under all prevailing circumstances, shall be reasonable. In the repair, replacement or rebuilding of any the Improvements hereunder, the Tenant shall repair, replace or rebuild the Improvements so damaged or destroyed to their condition immediately before such damage or destruction, subject to all then Applicable Laws. If the net insurance proceeds payable in respect of any such damage or destruction shall be insufficient to pay the entire cost of such repair, replacement or rebuilding, the Tenant shall provide for the deficiency. In such event, the time within which the Tenant shall be required to commence and complete its obligations hereunder shall include a reasonable time to obtain and close the necessary commitments for equity financing to cover the deficiency.

     Section 13.02. No Abatement. In no event shall Rent or other charges due hereunder abate in the event of such damage or destruction.

                                  ARTICLE XIV

                                 CONDEMNATION

     Section 14.01. Total Condemnation. If at any time during the Term there shall be a total taking or a Constructive Total Taking of the Redevelopment Parcel and the Improvements in condemnation proceedings or by any right of eminent domain or by a conveyance in lieu thereof, this Lease shall terminate on the date of such taking.

     Section 14.02. Proceeds of Total Condemnation. In the event of any such total taking or Constructive Total Taking and the termination of this Lease, the Condemnation Proceeds shall be apportioned and paid, to the extent available, in the following order of priority:

          (a) First, to the payment of costs and expenses, including (without limitation) court costs and reasonable attorneys' fees, incurred by the Commission and the Tenant in connection with such taking;

          (b) Second, to the Commission in an amount equal to the fair market value of the Parking Garage;

          (c) Third, to the Tenant in an amount equal to the fair market value of all other Improvements on the Redevelopment Parcel,

          (d) Fourth, to the Developer in an amount equal to the remaining balance multiplied by a fraction, the numerator of which is a number determined by subtracting the number of full or partial calendar years that have passed between the Commencement Date and the date that possession of the Improvements are delivered to the condemning authority from twenty-five
     (25) and the denominator of which is twenty-five (25); and

          (e)  Any remaining balance shall be paid to the Commission.

Nothing herein contained shall impair the right of the Tenant to the full award, compensation or damages payable as an award for loss of business or for moving expenses, as long as such award shall not reduce the amount of the award otherwise recoverable by the Commission from the condemning authority.

     Section 14.03. Partial Condemnation. In the event of a taking that is less than a Constructive Total Taking, this Lease shall not terminate. The Condemnation Proceeds in such event shall be apportioned and paid, to the extent available, in the following order of priority:

          (a) First, to the payment of costs and expenses, including (without limitation) reasonable attorneys' fees, incurred by the Commission and the Tenant in connection with such taking;

          (b) The balance of the Condemnation Proceeds shall be paid in trust to Tenant to be disbursed and used for payment of the costs of repairing, replacing or rebuilding the Improvements in the manner then reasonably feasible as required by Section 14.04; and

          (c) The Condemnation Proceeds, if any, remaining after repair, replacement or rebuilding shall be paid to the Commission.

     Section 14.04. Restoration. In the event of a taking that is less than a Constructive Total Taking, the Tenant shall proceed with due diligence to repair, replace or rebuild the remaining the Improvements to their former condition as nearly as may be reasonably possible and in compliance with the requirements of the Development Agreement for the performance of the Work (as such term is defined in the Development Agreement). If the Condemnation Proceeds are insufficient to pay the entire cost of such repair, replacement or rebuilding, the Tenant shall pay any such deficiency.

     Section 14.05. Temporary Condemnation. If, at any time during the Term, the whole or any part of the Redevelopment Parcel or the Improvements or the Tenant's interest therein under this Lease shall be taken in condemnation proceedings or by any right of eminent domain for temporary use or occupancy, the foregoing provisions of this Article shall not apply, and, except to the extent that the Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, the Tenant shall perform and observe all of the other terms, covenants, conditions and obligations hereof to be performed and observed by it, as though such taking had not occurred. In the event of any such taking of the character referred to in this Section 14.05, the Tenant shall be entitled to receive the entire amount of the Condemnation Proceeds paid for such taking, whether paid by way of damages, rent, costs of moving or restoration or otherwise, unless such period of temporary use or occupancy shall extend beyond the Term, in which case the Condemnation Proceeds shall be apportioned between the Commission and the Tenant as of the date of termination of this Lease. Upon the expiration of any such period of temporary use or occupancy during the Term, the Tenant shall, at its expense, restore the Improvements as nearly as may be reasonably possible to the condition in which the same were immediately prior to such taking. If such period of temporary use or occupancy shall extend beyond the expiration of the Term, any portion of the Condemnation Proceeds received by the Tenant as compensation for the cost of restoration of the Improvements shall be paid by the Tenant to the Commission on the date of termination of this Lease, and the Tenant shall be thereby relieved of the obligation to perform such restoration.

     Section 14.06. Rights to Appear. The Commission and the Tenant shall have the right to participate in any condemnation proceeding for the purpose of protecting their rights hereunder, and in this connection, specifically and without limitation, to introduce evidence to establish the value of or damage to the Redevelopment Parcel and the Improvements or any part thereof.

                                  ARTICLE XV

                                   MORTGAGES

     Section 15.01. Fee Title Not Subordinated. Nothing herein shall be deemed to constitute a subordination of the Commission's rights, title or interests in the Redevelopment Parcel or the Improvements to any mortgage or to require the Commission to execute any mortgage or agreement or instrument or take any action to effect any such subordination.

          Section 15.02. Leasehold Mortgages. The Tenant shall not mortgage pledge, hypothecate or otherwise encumber its interests under this Lease or in the Redevelopment Parcel and/or its interests in or title to the Improvements or any part thereof.

                                  ARTICLE XVI

                    TENANT'S RIGHT TO CURE THE COMMISSION'S
                  DEFAULT UNDER THE HPA FOOTPRINT SUBLEASE,
             THE HPA PARKING LEASE AND THE WATER DEPARTMENT LEASE

          The Commission shall give the Tenant notice of each notice of default given to the Commission under the HPA Footprint Sublease, the HPA Parking Lease or the Water Department Lease. The Tenant shall have the right to remedy or cause to be remedied the default which is the basis of any such notice; and the Commission shall instruct the Port Authority and the Water Department to accept performance by the Tenant as performance by the Commission. Nothing herein contained shall require the Tenant to cure or undertake to cure any default of the Commission under the HPA Footprint Sublease, the HPA Parking Lease or the Water Department Lease. The Commission shall use its best efforts to require the Port Authority and the Water Department to provide direct notices of the Commission's defaults to the Tenant. The Commission hereby represents that there are no uncured defaults or matters which, with the passage of time or the giving of notice, would ripen into defaults with respect the HPA Parking Lease or the Water Department Lease and that it has not received any written notice of default with respect to the HPA Footprint Sublease. The Commission shall use its best efforts to obtain agreements of non-disturbance from the Port Authority and the Water Department under which such entities agree not to disturb the Tenant so long as it is not in default hereunder in the event that any of the foregoing agreements are terminated by legal proceedings or otherwise.

                                 ARTICLE XVII

                                   DEFAULTS

          Section 17.01. Events of Default by the Developer. Each of the following events, if not remedied as hereinafter provided, shall be deemed an "Event of Default":

          (a) The occurrence of any event set forth in Article XVIII, as therein provided; or

          (b) The Tenant's failure to pay any Rent of the due date thereof, and such failure continues for sixty-(60) days after receipt of written notice thereof from the Commission; or

          (c) The Tenant's failure to perform any other covenant or agreement herein on the Tenant's part to be kept or performed which is not an Event of Default under paragraphs (a), (b), (d), (e), (f) or (g) of this Section
     17.01 and the continuance of such failure for a period of thirty (30) days after notice in writing to the Tenant from the Commission specifying the nature of such failure; or

          (d) An Event of Default by the Tenant occurs under the Development Agreement; or

          (e) An Event of Default by the Tenant occurs under the Port Authority Agreement; or

          (f) The Tenant dies not receive a License on or before December 31, 1996; or

          (g)  The occurrence of an Event of Default pursuant to subparagraph
     (f) of Section 16.01 of the Development Agreement.

          Section 17.02. Extensions. If the Commission gives notice at any time of a default of a nature that cannot be cured within the thirty (30) day period provided in Section 17.01(c), then such default shall not be deemed an Event of Default so long as the Tenant, following notice from the Commission, proceeds to cure the default as soon as reasonably possible and continues to take all reasonable steps necessary to complete the same within a period of time which, under all prevailing circumstances, shall be reasonable. In addition, no Event of Default shall be deemed to have occurred if and so long as the Tenant shall be delayed in or prevented from curing the same within the applicable cure period by Unavoidable Delay.

          Section 17.03. Remedies. Upon the occurrence of any Event of Default pursuant to subparagraphs (a), (b), (c), (d) or (e) of Section 17.01, or at any time thereafter so long as the same is not cured, the Commission may (a) cure any such Event of Default and collect the cost thereof from the Tenant upon demand, (b) seek, obtain and enforce a judgment for specific performance or other declaratory relief against Tenant for the performance of any agreement or covenant contained in this Lease in the Tenant's part to be kept or performed, and/or (c) seek, obtain and enforce a judgment for monetary damages resulting from any such Event of Default.

          Upon the occurrence of any Event of Default under subparagraphs (f) or
(g) of this Section 17.01, or at any time thereafter, the Commission may, at its option and in addition to and without prejudice to any other rights and remedies the Commission shall have under this Lease or at law or in equity, give to the Tenant a written notice of its election to end the Term of this Lease and terminate this Lease upon a date specified in such notice, which date shall be not less than forty-five (45) days after the date of delivery to the Tenant of such notice by the Commission.

          Section 17.04. Default by the Commission. The Commission's failure or refusal to perform any provision of this Lease which it is obligated to perform or the breach of any covenant herein shall be a default by the Commission. In the event of a default by Landlord, Tenant may:

          (a) In an Emergency Situation, as hereinafter defined, if the default is not cured after reasonable notice to (or attempts to notify) the Commission, Tenant may cure the default, provided that such cure is not more extensive than is reasonably necessary under the circumstances; and

          (b) In a non-Emergency Situation, if the default is not cured within thirty (30) days of written notice from Tenant to the Commission (or if such default is of such a nature as to not be extended so long as the Commission commences its efforts to cure within said thirty (30) day period and thereafter diligently pursues the same to completion), Tenant may cure the default;

          If Tenant incurs any sum because of the Commission's default, the reasonable sums paid by Tenant shall be due from the Commission to Tenant upon demand and Tenant may recover such sums as provided at law; provided, that Tenant shall not offset or credit any such sums against Tenant's payment or the obligations hereunder. "Emergency Situation" as used in this Section means a situation which threatens the physical well-being of persons in or on the Redevelopment Parcel or which threatens immediate and material damage to Tenant's property located on or in the Redevelopment Parcel.

                                 ARTICLE XVIII

                           BANKRUPTCY AND INSOLVENCY

          Section 18.01. Certain Events of Default Specified. If during the
     Term:

          (a) The Tenant shall be adjudicated a bankrupt or adjudged to be insolvent;

          (b) A receiver or trustee shall be appointed for the Tenant's property and affairs, unless such appointment shall be vacated within ninety (90) days of its entry;

          (c)  The Tenant shall make an assignment for the benefit of creditors;

          (d) A petition shall be filed proposing the adjudication of the Tenant as a bankrupt or insolvent or the reorganization of the Tenant or an arrangement by the Tenant with its creditors whether pursuant to the United States Bankruptcy Code or any similar federal or state proceedings, unless such petition is filed by a party other than the Tenant and is withdrawn or is dismissed within ninety (90) days after the date of filing; or

          (e) Any execution or attachment shall be issued against the Tenant or any of the Tenant's property, whereby the Redevelopment Parcel or the Improvements shall be taken or occupied or attempted to be taken or occupied by someone other than the Tenant, unless such attachment is a prejudgment attachment that is set aside within ninety (90) days after the issuance of the same;

then, subject to Section 18.02, an Event of Default hereunder shall be deemed to have occurred so that the provisions of Article XVII hereof shall become effective; and the Commission shall have the rights and remedies provided for therein in addition to all other legal remedies available to the Commission.

          Section 18.02. Preservation of Leasehold Estate. Notwithstanding anything to the contrary contained in Article XVII, upon the occurrence of an Event of Default pursuant to this Article XVIII, then if the Rent due and payable hereunder shall continue to be paid and the other covenants and agreements of this Lease on the Tenant's part to be kept and performed shall continue to be kept and performed, no Event of Default shall be deemed to have occurred and the provisions of Article XVII shall not become effective.

                                  ARTICLE XIX

                             SPECIFIC PERFORMANCE

          In addition to any other rights that the Tenant or the Commission may have under this Lease, if the other fails or refuses to execute, acknowledge and deliver any instrument or instruments or to take any other action (other than an action solely involving the payment of any sum of money) required to effectuate the provisions of this Lease within the time period required by this Lease or, if no time period therefor is specified in this Lease, within any reasonable time period specified in any request from the other party, then from and after the date fifteen (15) days after the date of delivery of a written demand to the other party requesting such execution, acknowledgment and delivery or other action, the requesting party shall be entitled to specific performance, declaratory relief, or such other remedies at law or equity which may be appropriate to effectuate the provisions of this Lease; provided, that the Commission shall not be entitled to terminate this Lease except in accordance with the terms and provisions of Article XVII.

                                  ARTICLE XX

                                   SURRENDER

          Section 20.01. Surrender of Leased Premises. The Tenant shall surrender the Redevelopment Parcel and the Improvements to the Commission at the expiration of the Term or earlier termination of the Lease or of the Tenant's right to possession hereunder, without delay, in good order, condition and repair except for reasonable wear and tear after the last necessary repair, replacement, or rebuilding made by Tenant, with all leasehold improvements necessary for the continued operation of the Improvements for the purposes for which such Improvements were designed, free and clear of all liens and encumbrances except the liens for taxes and assessments not then due and payable, and without any payment or allowance whatever by the Commission for the Improvements made by the Tenant. The Improvements, if not already the property of the Commission, shall become the property of the Commission upon such expiration or termination. For purposes of this Section 20.01 leasehold improvements shall include (without limitation) floor coverings (excluding area rugs), wall coverings, ceilings, lighting systems and fixtures, plumbing fixtures and other mechanical systems, equipment and facilities and built-in installations. Leasehold improvements do not include trade fixtures; trade equipment, kitchen equipment, furniture, inventory and similar movable personal property.

          Section 20.02. Removal of Certain Property. All furniture, trade fixtures, and other personal property may be removed by or on behalf of the Tenant at or prior to the expiration of the Term or other termination of this Lease or of the Tenant's rights of possession hereunder, but only if, and to the extent, that the removal thereof will not cause physical injury or damage to the Redevelopment Parcel or the Improvements or necessitate changes or repairs to the same. The Tenant shall pay or cause to be paid to the Commission the cost of repairing or restoring any injury or damage to the Redevelopment Parcel or the Improvements arising from such removal so as to return the Redevelopment Parcel and the Improvements to its condition immediately prior to such removal.

          Section 20.03. Personal Property Not Removed. Any personal property of the Tenant which shall remain in or upon the Redevelopment Parcel or the Improvements as of the date the Tenant has surrendered possession of the Redevelopment Parcel and the Improvements shall be deemed to have been abandoned by the Tenant, and at the option of the Commission, such property: (a) shall be retained by the Commission as its property; (b) shall be disposed of by the Commission in such manner as it shall determine, without accountability to any person; or (c) shall be promptly removed by the Tenant, at the Tenant's expense, upon written request from the Commission. The Commission shall not be responsible for any loss or damage occurring to any property owned by the Tenant or any licensee or sublessee of the Tenant.

          Section 20.04. Grant of Reciprocal Easements. In the event that, at the time of the expiration of the Lease or earlier termination of the Lease, the Tenant or an Affiliate of the Tenant owns real estate adjacent to the Redevelopment Parcel on which are constructed driveways or walkways providing access to any Improvements or any other facilities essential to the reasonable, economic use of the Improvements, the Tenant shall grant or cause its Affiliate to grant the Commission such easements appurtenant to the Redevelopment Parcel as the Commission shall reasonably request providing for the continued use of such driveways, walkways and/or facilities in connection with the Improvements in the manner the same were used prior to the expiration or earlier termination of the Term. Such easements may require the Commission to contribute to the cost of maintenance and repair of such driveways, walkways and/or facilities upon terms reasonable and appropriate under the prevailing circumstances.

          Section 20.05. Survival of Terms. The terms of this Article XX shall survive any termination of this Lease.

                                  ARTICLE XXI

                                   NO WAIVER

          Failure of the Commission or the Tenant to complain of any act or omission on the part of the other party, however long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by Commission or the Tenant at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. No acceptance by the Commission of any partial payment shall constitute an accord or satisfaction, and such partial payment shall only be deemed a part payment on account.

                                 ARTICLE XXII

                          THE COMMISSION'S LIABILITY

          Section 22.01. Assignment by the Commission. The Commission may transfer or assign this Lease or any interests herein or title to or interests in the Redevelopment Parcel or the Improvements to any governmental entity with the power to perform the duties and obligations and the authority to grant the rights set forth in this Lease without the requirement of any consent by the Tenant. No other transfer, assignment or sublease shall be allowed without the consent of Tenant. In the event of any such transfer or assignment by the Commission and the assumption by such transferee or assignee of all duties and obligations to be performed or observed by the Commission hereunder with respect thereto, only the transferee or assignee shall be responsible for the performance or observance of such covenants or agreements. It Is the intent of this Section 22.01 that the provisions of this Lease shall be binding on the Commission, its successors and assigns, only during and in respect of their respective periods of ownership.

          Section 22.02. Limitation on Right of Recovery. Notwithstanding anything to the contrary contained in this Lease, there shall be absolutely no personal liability on the Commission, or any successor, assign, member, officer, employee, agent or attorney of the Commission, with respect to the terms, covenants and provisions of this Lease, and the Tenant shall look solely to the interest of the Commission, its successors and assigns, in the Redevelopment Parcel for the satisfaction of each and every remedy of the Tenant in the event of any breach by the Commission (or by such successor or assign) of any of the terms, covenants and provisions of this Lease to be observed or performed by the Commission hereunder, such exculpation of personal liability to be absolute and without any exception whatsoever. Notwithstanding anything to the contrary contained in this Agreement, there shall be absolutely no personal liability attributed to any member, director, shareholder, officer, employee, agent, or attorney of the Tenant with respect to the terms, covenants, and provisions of this Lease, such exculpation of personal liability being absolute and without any exception whatsoever.

                                 ARTICLE XXIII

                                 FORCE MAJEURE

          Notwithstanding anything contained in this Lease to the contrary, if the Tenant or the Commission is delayed, hindered, or prevented in the performance of any act or the achievement of any deadline required under this Agreement (other than the payment of money) by reason of fire, casualty, strikes, lockout, labor troubles, inability to procure materials or supplies, failure of power, Gaming Commission or other governmental authority, weather, riots, insurrection, war, or other reasons of like nature, or failure of timely performance by or acts of the other party ("Force Majeure Events"), and such delays, hindrances, or prevention of performance are not within the reasonable control of the party obligated to perform, the party affected by such delay shall promptly give notice thereof to the other parties and thereupon performance of such act shall be excused for the period of delay and/or such deadline extended for a period equal to the period of delay. Such excusal and/or extension of time shall be, however, predicated upon the party subject to the Force Majeure Event (i) notifying the other party in writing of the delay and reasons causing the delay within thirty (30) days upon learning of the same; and
(ii) taking all reasonable steps to avoid the delay and all reasonable steps to remove and address the condition(s) causing the delay.

                                 ARTICLE XXIV

                                    NOTICES

          No notice, approval, consent or other communication authorized or required by this Lease shall be effective unless the same shall be in writing. Any such communication shall be deemed given when either (a) hand delivered, with signed receipt obtained therefor, (b) sent postage prepaid by United States registered or certified mail, return receipt requested, directed or addressed in each case to the other party at its address set forth below, or such other address as either party may designate by notice given from time to time in accordance with this Article XXIV, or (c) sent by nationally recognized overnight courier service with all charges prepaid or billed to sender, directed or addressed in each case to the other party at its address set forth below, or such other address as either party may designate by notice given from time to time in accordance with this Article XXIV.

     The addresses and telefax numbers for notices are:

     To the Commission:             Hammond Redevelopment Commission
                                    649 Conkey Street
                                    Hammond, Indiana 46320
                                    Attention: Rocharda Moore-Morris

     With copies to:                Mayor Duane W. Dedelow, Jr.
                                    City of Hammond
                                    5925 Calumet Avenue
                                    Hammond, Indiana 46320

                                    McHie, Meyers, McHie & Ensien
                                    53 Muenich Court
                                    Hammond, Indiana 46320
                                    Attention: Carol M. Green

                                    Baker & Daniels
                                    300 North Meridian Street
                                    Suite 2700
                                    Indianapolis, Indiana 46204
                                    Attention: David L. Johnson

     To the Tenant:                 Empress Casino Hammond Corporation
                                    825 Empress Drive
                                    Hammond, Indiana 46320
                                    Attention: General Manager

     With a copy to:                Empress Casino Joliet Corporation
                                    2300 Empress Avenue
                                    Joliet, Illinois 60436
                                    Attention: Michael W. Hansen

                                    Ice Miller Donadio & Ryan
                                    One American Square
                                    Box 82001
                                    Indianapolis, Indiana 46282-0002
                                    Attention: Phillip L. Bayt

     All such communications shall be deemed received on day after the date sent via any of the enumerated means, except for those sent by personal delivery, which notices shall be deemed received only when actually received by the other party.

                                  ARTICLE XXV

                                 CERTIFICATES

     Either party shall, without charge, at any time and from time to time hereafter, within thirty (30) days after written request of the other, certify by written instrument duly executed and acknowledged to any person, firm or corporation specified in such request:

     (a) As to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment;

     (b) As to whether this Lease has been assigned, transferred or sublet, and if so, the substance and manner of such assignment, transfer or sublet;

     (c) As to the validity and force and effect of this Lease, in accordance with its tenor as then constituted;

     (d) As to the existence of any default hereunder on the part of the other party to this Lease;

     (e) As to the existence of any offsets, counterclaims or defenses thereto on the part of such other party;

     (f) As to the commencement and expiration dates of the Term; and

     (g) As to any other matters as may reasonably be so requested.

     Any certificate referred to in this Article XXV may be relied upon by the party requesting it and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

                                 ARTICLE XXVI

                                    GENERAL

     Section 26.01. Governing Law. This Lease and the performance hereof shall be governed, interpreted, construed and enforced by and in accordance with the laws of the State of Indiana.

     Section 26.02. Partial Invalidity. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall at any time or to any extent be held invalid, illegal or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby, and this Lease shall be construed as if the invalid, illegal or unenforceable provision was not included herein.

     Section 26.03. Memorandum of Lease. The parties shall, at the request of either of them, promptly execute and deliver duplicate originals of an instrument, in recordable form, which will constitute a memorandum of this Lease, setting forth a description of the Redevelopment Parcel, the Term of this Lease and any other portions thereof.

     Section 26.04. Remote Vesting. This Lease and all rights and interests created hereby are intended to comply in all respects with applicable common or statutory law, including the common law Rule Against Perpetuities or analogous statutory restrictions. Therefore, any provision of this Lease that shall be construed by a final, non-appealable judicial determination to create or permit to arise any interest in the Redevelopment Parcel that may vest in the future in any person shall be deemed to prohibit the creation of such interest from and after the date that is twenty-one (21) years after the death of the survivor of the now living lawful descendants of any of the persons who are attorneys practicing with the firm of Baker & Daniels in Indianapolis, Indiana, as of the date of this Lease.

     Section 26.05. Interpretation. Wherever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require. The section headings used herein are for reference and convenience only and shall not enter into the interpretation hereof. This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     Section 26.06. Modification. This Lease may not be modified except by a written instrument signed by the Tenant and the Commission and neither party shall have additional benefits for itself or impose additional burdens on the other party without the mutual agreement of the parties hereto, memorialized by a writing signed by both Tenant and the Commission.

     Section 26.07. Parties. Except as herein otherwise expressly provided, the covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of the Commission and the Tenant and their respective successors and assigns.

     Section 26.08. Construction of Agreement. The Commission and the Tenant have participated fully in the negotiation and preparation of this Lease. Accordingly, this Lease shall not be construed more strictly against any one of the parties hereto.

     Section 26.09. Attorneys' Fees. The Tenant shall pay the costs and attorneys' fees incurred by the Commission in obtaining possession of the Redevelopment Parcel after default of the Tenant or upon the expiration or earlier termination of the Term. The nonprevailing party shall pay the reasonable costs and attorneys' fees incurred by the prevailing party in successfully enforcing against the nonprevailing party any covenant or agreement of this Lease.

     Section 26.10. Authority. The Commission and the Tenant each represent and warrant to the other, respectively, that (a) such party has the power and authority to execute and deliver this Lease and to observe and perform the respective covenants to be observed by them hereunder, (b) that the undersigned person executing this Lease on such party's behalf has been fully empowered and duly authorized by all necessary action of such party to execute and deliver this Lease for and on behalf of such party, and (c) this Lease is the legal, valid and binding obligation of such party.

     Section 26.11. Standards for Consent. Where any provision of this Lease requires the consent or approval of either party, each party agrees that it will not unreasonably withhold, condition, or delay such consent or approval, except as otherwise expressly provided in this Lease, and the reasonableness of each party's determination shall be evaluated in accordance with any particular standards governing such particular consent or approval as expressly set forth in this Lease, or if no standards are expressly set forth, then in accordance with all relevant facts and circumstances. Where any provision of this Lease requires one party to do anything to the satisfaction of the other party, the other party agrees that it will not unreasonably refuse to state its satisfaction with such action. Any dispute over the reasonableness of either party withholding or conditioning its consent or satisfaction shall be resolved pursuant to Article XXVII of this Lease.

                                 ARTICLE XXVII

                      DISPUTE RESOLUTION AND TERMINATION

     Section 27.01. Alternative Dispute Resolution. If a dispute arises between the Tenant and the Commission relating to this Lease, the Tenant and the Commission, to the fullest extent permitted by applicable law, agree to use the following procedure to resolve the dispute:

     (a) A meeting shall be held promptly between the parties, attended by individuals with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute;

     (b) If, within fourteen (14) days after that meeting, the parties have not succeeded in negotiating a resolution to the dispute, they hereby agree to submit the dispute to mediation in accordance with the Commercial Mediation Rules of the American Arbitration Association and to bear equally the costs of the mediation,

          (1) The parties will jointly appoint a mutually acceptable mediator, seeking assistance in this regard from the American Arbitration Association if they are unable to agree upon this appointment within twenty-one (21) days from the conclusion of the negotiation period; and

          (2) The parties agree to participate in good faith in the mediation and negotiation related thereto for a period of thirty (30) days. If the parties are not successful in resolving the dispute through the mediation, the parties agree that, to the fullest extent permitted by law, the dispute shall be settled by binding arbitration in accordance with the procedures set forth below.

     Section 27.02. Arbitration. If any dispute cannot be settled in accordance with the procedures set forth in Section 27.02 above, to the fullest extent permitted by Applicable Laws, then:

     (a) Any party may request arbitration of the dispute by giving the other parties written notice that specifies the matter sought to be arbitrated and designating a person to act as arbitrator, provided such person must be independent and qualified as an arbitrator by the American Arbitration Association.

     (b) Within ten (10) business days after receipt of the notice described in subparagraph (a) above, the Tenant or the Commission, as the case may be, shall send written notice to the party requesting arbitration acknowledging the request for arbitration and designating a second person to act as arbitrator;

     (c) Within ten (10) business days after receipt of the notice described in subparagraph (b) above of the second arbitrator, the two arbitrators, by mutual Lease, shall designate a third arbitrator. If the time provided in subparagraph
(b) above expires before the written notice described in subparagraph (b) is sent to the party requesting arbitration, the first arbitrator shall designate the two additional arbitrators;

     (d) Promptly after the third arbitrator's designation, but in no event later than thirty (30) days thereafter, at a date to be set by the arbitrators, an arbitration hearing shall be held in Indianapolis, Indiana. The Commercial Arbitration Rules of the American Arbitration Association shall apply at the arbitration hearing, and the three arbitrators shall allow the Commission and the Tenant to each present, in the presence of the other party, its case, including opening statement, evidence, witnesses, if any, and summation. The arbitrators shall render their decision within thirty (30) days of the hearing; and

     (e) During the arbitration proceedings, all parties shall be entitled to all discovery which is available under the Federal Rules of Civil Procedure for the Northern District of Indiana. All parties shall have an opportunity to present witnesses and evidence before the arbitrators. The arbitrators shall use their best efforts to make a decision within thirty (30) days of the date of the hearing. The decision and award, if any, of the majority of the arbitrators shall be deemed the decision of all three arbitrators. The parties shall use their best efforts to expedite the arbitration proceedings.

     (f) The arbitrators may award costs to the prevailing party if the arbitrator determines that the non-prevailing party failed to negotiate in good faith the matter that is the subject of the arbitration.

     (g) The arbitrators shall limit their decision to (i) the matter identified as being in dispute and (ii) any counterclaims properly brought during the course of the arbitration proceedings.

     (h) If the award rendered by the arbitrators is an award of Two Hundred Fifty Thousand Dollars ($250,000.00) or less or requires performance equivalent in value to a sum which is Two Hundred Fifty Thousand Dollars ($250,000) or less (inclusive of any costs awarded by the arbitrator) (collectively, the "Arbitration Threshold"), said award shall be final, binding and unappealable as to the parties with respect to matters decided by the arbitrators within the arbitrators' jurisdiction. If the arbitrators' award is greater than the Arbitration Threshold, said award shall be appealable by either party for a mistake of law or fact but only to a court of competent jurisdiction.

     Section 27.03. Actions During Pendency of Dispute. If a dispute arises between the Tenant and the Commission relating to this Lease and such dispute is being negotiated in good faith or submitted to the alternative dispute resolution provisions of Section 27.01 or the arbitration provisions of Section 27.02, then the Commission shall not take any action to revoke requisite licenses, permits or approvals nor, unless the activity on the part of Tenant shall cause the Commission immediate and irreparable harm that cannot be remedied by the payment of monetary damages, seek to enjoin the activity of the Tenant. Further, during the pendency of any dispute which is being negotiated in good faith or which has been submitted to the alternative dispute resolution provisions of Section 27.01 or the arbitration provisions under Section 27.02, each party shall continue to perform its other obligations under the Lease not related to the dispute.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                                       THE CITY OF HAMMOND,
                                       DEPARTMENT OF REDEVELOPMENT

                                       By: /s/ JAMES DAVIS SR.
                                           ------------------------------------

                                       Printed Name: James Davis Sr.
                                                     --------------------------
                                       Title:  President of the City of
                                               Hammond Redevelopment Commission

Attest:

By: /s/ RUBEN ROQUE
    -----------------------------

Printed Name: Ruben Roque
              -------------------
Title: Secretary of City of Hammond Redevelopment Commission


                                       EXPRESS CASINO HAMMOND
                                       CORPORATION, an Indiana
                                       Corporation

                                       By: /s/ THOMAS J. LAMBRECHT
                                           ------------------------------------

                                       Printed Name: Thomas J. Lambrecht
                                                     --------------------------
                                       Title:  Chairman of the Board

Attest:

By: /s/ WILLIAM J. SABO
    -----------------------------

Printed Name: William J. Sabo
              -------------------
Title: President

                                 EXHIBIT LIST
                                 ------------


                                  EXHIBIT "A"
                                  -----------
                               "Hammond Marina"
                                  (Article I)


                                  EXHIBIT "B"
                                  -----------
                                  "Parcel IA"
                                  (Article I)


                                  EXHIBIT "C"
                                  -----------
                                  "Parcel 2"
                                  (Article I)


                                  EXHIBIT "D"
                                  -----------
                            "Parking Access Parcel"
                                  (Article I)


                                  EXHIBIT "E"
                                  -----------
                                Parking Parcels
                                  (Article I)


                                  EXHIBIT "F"
                                  -----------
                            "Perimeter Road Parcel"
                                  (Article I)

                                   EXHIBIT B

                                                        93486DA7.DOC Page 1 of 1
                                                          Hammond Marina 9EAST-C

                               LAND DESCRIPTION
                       Redevelopment Commission Sublease
                                   Parcel 1A
                                   version 1
                                   15 MAY 96

As part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,209.68 feet along the East Line of said Section 1 and along the West Line of Section 6, Township 37 North, Range 9 West; thence South 41 degrees 13 minutes 34 seconds East 61.96 feet; thence South 41 degrees 13 minutes 34 seconds East 90.30 feet to the point of curvature of a curve to the left, said point of curvature being South 48 degrees 46 minutes 26 seconds West 2,814.93 feet from the radius point of said curve; thence southeasterly 229.77 feet along said curve to a point being South 44 degrees 05 minutes 50 seconds West 2,814.93 feet from the radius point of said curve; thence North 35 degrees 17 minutes 10 second East 17.84 feet to the POINT OF BEGINNING of this description; thence North 35 degrees 17 minutes 10 seconds East 813.45 feet; thence North 79 degrees 22 minutes 58 seconds East 71.38 feet; thence South 54 degrees 36 minutes 55 seconds East 100.48 feet; thence South 35 degrees 23 minutes 05 seconds West 90.00 feet; thence North 54 degrees 36 minutes 55 seconds West 110.00 feet; thence South 35 degrees 17 minutes 10 seconds West
780.38 feet; thence North 46 degrees 40 minutes 28 seconds West 40.40 feet to the POINT OF BEGINNING containing 0.995 acres, more or less.

                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------
                      AMERICAN CONSULTING ENGINEERS, INC.
                            4165 Millersville Road
 INDIANAPOLIS                                                          INDIANA
(317) 547-5580                (C) Copyright 1996                     46205-2998

DATE: May 15, 1996
DRAWN BY: CMM
JOB NO. 94-290

SHEET NO. 2 of 2

                                   EXHIBIT C

                               LAND DESCRIPTION
                       Redevelopment Commission Sublease
                                   Parcel 2
                                   version 1
                                   29 AUG 94

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West, located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,209.68 feet along the East Line of said Section 1 and along the West Line of Section 6, Township 37 North, Range 9 West; thence South 41 degrees 13 minutes 34 seconds East 61.96 feet; thence South 41 degrees 13 minutes 34 seconds East 90.30 feet to the point of curvature of a curve to the left, said point of curvature being South 48 degrees 46 minutes 26 seconds West 2,814.93 feet from the radius point of said curve; thence southeasterly 229.76 feet along said curve to a point being South 44 degrees 05 minutes 50 seconds West 2,814.93 feet from the radius point of said curve; thence North 35 degrees 17 minutes 10 seconds East 831.29 feet; thence North 79 degrees 22 minutes 58 seconds East 71.38 feet; thence South 54 degrees 36 minutes 55 seconds East
100.48 feet to the POINT OF BEGINNING of this description; thence continuing South 54 degrees 36 minutes 55 seconds East 146.67 feet; thence South 35 degrees 16 minutes 41 seconds West 523.46 feet; thence North 54 degrees 35 minutes 11 seconds West 236.35 feet; thence South 35 degrees 15 minutes 53 seconds West
349.92 feet; thence North 46 degrees 40 minutes 28 seconds West 20.88 feet; thence North 35 degrees 17 minutes 10 seconds East 780.38 feet; thence South 54 degrees 36 minutes 55 seconds East 110.00 feet; thence North 35 degrees 23 minutes 05 seconds East 90.00 feet to the POINT OF BEGINNING, containing 3.024 acres, more or less.

                            Exhibit A (page 1 of 3)

                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------
EXHIBIT

                      AMERICAN CONSULTING ENGINEERS, INC.

                            Exhibit A (page 2 of 3)


                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------
EXHIBIT

                      AMERICAN CONSULTING ENGINEERS, INC.

                            Exhibit A (page 3 of 3)

                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------
EXHIBIT

                      AMERICAN CONSULTING ENGINEERS, INC.

                              [MAP APPEARS HERE]


--------------------------------------------------------------------------------
                      AMERICAN CONSULTING ENGINEERS, INC.
                            4165 Millersville Road
 INDIANAPOLIS                                                          INDIANA
(317) 547-5580                (C) Copyright 1996                     46205-2998

DATE: May 15, 1996
DRAWN BY: CMM
JOB NO. 94-290

SHEET NO. 2 of 2

                                   EXHIBIT D

                               LAND DESCRIPTION
                       Redevelopment Commission Sublease
                      Ingress & Egress Access to Parking
                                   version 1
                                   28 AUG 96


A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West located in North Township, Lake County, Indiana being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East Line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right, said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of said curve; thence northeasterly and easterly 176.71 feet along said curve to a point being North 04 degrees 59 minutes 19 seconds West 326.48 feet from the radius point of said curve and to the POINT OF BEGINNING of this description; thence North 48 degrees 49 minutes 21 seconds East 35.00 feet; thence South 41 degrees 10 minutes 39 seconds East 625.56 feet; thence South 41 degrees 14 minutes 09 seconds East 34.87 feet to a point on a non-tangent curve concave to the northeast (said curve hereinafter referred to as "Curve #1"), said point of curvature being South 48 degrees 38 minutes 51 seconds West 5,682.15 feet from the radius point of said curve; thence southeasterly 150.03 feet along Curve #1 to a point being South 47 degrees 08 minutes 05 seconds West 5,682.15 feet from the radius point of Curve #1; thence North 48 degrees 45 minutes 56 seconds East 96.78 feet; thence South 41 degrees 14 minutes 04 seconds East 100.00 feet; thence South 48 degrees 45 minutes 56 seconds West 128.09 feet to a point on a non-tangent curve concave to the northeast (said curve is concentric with Curve #1), said point being South 46 degrees 08 minutes 30 seconds West 5,717.15 feet from the radius point of said curve; thence northwesterly 250.02 feet along said curve to a point being South 48 degrees 38 minutes 51 seconds West 5,717.15 feet from the radius point of said curve; thence North 41 degrees 14 minutes 09 seconds West 34.96 feet; thence North 41 degrees 10 minutes 39 seconds West 625.58 feet to the POINT OF BEGINNING containing 0.950 acres, more or less.

                              [MAP APPEARS HERE]

                               LAND DESCRIPTION
                       Redevelopment Commission Sublease
                      Ingress & Egress Access to Parking
                                   version 1
                                   28 MAY 96

A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West located in North Township, Lake County, Indiana being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East Line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right, said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of said curve; thence northeasterly and easterly 176.71 feet along said curve to a point being North 04 degrees 59 minutes 19 seconds West 326.48 feet from the radius point of said curve and to the POINT OF BEGINNING of this description; thence North 48 degrees 49 minutes 21 seconds East 35.00 feet; thence South 41 degrees 10 minutes 39 seconds East 625.56 feet; thence South 41 degrees 14 minutes 09 seconds East 34.87 feet to a point on a non-tangent curve concave to the northeast (said curve hereinafter referred to as "Curve #1"), said point of curvature being South 48 degrees 38 minutes 51 seconds West 5,682.15 feet from the radius point of said curve; thence southeasterly 150.03 feet along Curve #1 to a point being South 47 degrees 08 minutes 05 seconds West 5,682.15 feet from the radius point of Curve #1; thence North 48 degrees 45 minutes 56 seconds East 96.78 feet; thence South 41 degrees 14 minutes 04 seconds East 100.00 feet; thence South 48 degrees 45 minutes 56 seconds West 128.09 feet to a point on a non-tangent curve concave to the northeast (said curve is concentric with Curve #1), said point being South 46 degrees 08 minutes 30 seconds West 5,717.15 feet from the radius point of said curve; thence northwesterly 250.02 feet along said curve to a point being South 48 degrees 38 minutes 51 seconds West 5,717.15 feet from the radius point of said curve; thence North 41 degrees 14 minutes 09 seconds West 34.96 feet; thence North 41 degrees 10 minutes 39 seconds West 625.58 feet to the POINT OF BEGINNING containing 0.950 acres, more or less.


--------------------------------------------------------------------------------
                      AMERICAN CONSULTING ENGINEERS, INC.
                            4165 Millersville Road
 INDIANAPOLIS                                                          INDIANA
(317) 547-5580                (C) Copyright 1995                     46205-2998
--------------------------------------------------------------------------------
DATE: May 28, 1995
DRAWN BY: CMM
JOB NO. 94-290

SHEET NO. 1 of 3

DWC FILE: 93\484\83486083   EDIT DATE: 05/28/96   DOSC FILE: 83486083.DOC
PLOT SCALE: 1" = 100'       EDITED BY: CWW

                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------
    AMERICAN CONSULTING ENGINEERS, INC.       DATE:  MAY 28, 1996     SHEET NO.
           4165 Millersville Road             DRAWN BY:  CMM            2
 INDIANAPOLIS                       INDIANA   JOB NO.  94-290             of
(317) 547-5580 (C) Copyright 1996 46205-2998                                 3
--------------------------------------------------------------------------------

                              [MAP APPEARS HERE]


--------------------------------------------------------------------------------
                      AMERICAN CONSULTING ENGINEERS, INC.
                            4165 Millersville Road
 INDIANAPOLIS                                                          INDIANA
(317) 547-5580                (C) Copyright 1996                     46205-2998

DATE: May 28, 1996
DRAWN BY: CMM
JOB NO. 94-290

SHEET NO. 3 of 3

                                  EXHIBIT E
                               LAND DESCRIPTION
                       Redevelopment Commission Sublease
                                   Parcel 4
                                   version 2
                                   28 MAY 96

A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West and a part of Section 36, Township 38 North, Range 10 West located in North Township, Lake County, Indiana being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East Line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 5.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.75 feet to the point of curvature of a curve to he right, said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of said curve; thence northeasterly and easterly 118.22 feet along said curve to the southwestern boundary of the 21.255 acre tract of land described in the QUITCLAIM DEED recorded as instrument #910181 on April 17, 1991 in the office of the Recorder of Lake County, Indiana, said point being North 15 degrees 15 minutes 10 seconds West 326.48 feet from the radius point of said curve, the next seven (7) courses are along the boundary of said 21.255 acre tract of land; 1) thence North 41 degrees 15 minutes 08 seconds West 1,700.29 feet to the POINT OF BEGINNING of this description; 2) thence North 41 degrees 15 minutes 08 seconds West 1,539.62 feet to the point of curvature of a curve to the right, said point of curvature being South 48 degrees 44 minutes 52 seconds West 24,828.52 feet from the radius point of said curve; 3) thence northwesterly 281.79 feet along said curve to its point of tangency, said point of tangency being South of 49 degrees 23 minutes 53 seconds West 24,828.52 feet from the radius point of said curve; 4) thence North 40 degrees 36 minutes 07 seconds West 1,474.75 feet to the Indiana/Illinois State Line; 5) thence North 00 degrees 52 minutes 04 seconds West 138.52 feet along the Indiana/Illinois State Line; 6) thence South 48 degrees 50 minutes 29 seconds East 279.19 feet;
7) thence South 41 degrees 14 minutes 04 seconds East 2,051.13 feet to the northwestern corner of the tract of land described in the QUITCLAIM DEED recorded in Deed Record 1219, page 31 on November 5, 1962 in said Recorder's office, said corner bing on "Eggers' Fence Line"; thence South 87 degrees 40 minutes 04 seconds East 11.27 feet along the northern boundary of said tract of land which is also along "Eggers' Fence Line"; thence South 41 degrees 12 minutes 09 seconds East 139.21 feet; thence

South 40 degrees 14 minutes 07 seconds East 154.35 feet to a point on a non-tangent curve concave to the southwest, said point being North 51 degrees 42 minutes 18 seconds East 1,514.88 feet from the radius point of said curve; thence southeasterly 141.95 feet along said curve to a point being North 57 degrees 04 minutes 25 seconds East 1,514.88 feet from the radius point of said curve; thence South 30 degrees 59 minutes 10 seconds East 154.35 feet; thence South 30 degrees 01 minute 09 seconds East 186.88 feet; thence South 30 degrees 59 minutes 24 seconds East 155.62 feet to a point on a non-tangent curve concave to the northeast, said point being South 57 degrees 04 minutes 25 seconds West 1,539.88 feet from the radius point of said curve; thence southeasterly 143.63 feet to a point being South 51 degrees 43 minutes 47 seconds West 1,539.88 feet from the radius point of said curve; thence South 48 degrees 44 minutes 52 seconds West 29.89 feet to the POINT OF BEGINNING containing 9.760 acres, more or less.

ALSO, a part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West and a part of Section 36, Township 38 North, Range 10 West located in North Township, Lake County, Indiana being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East Line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right (said curve hereinafter referred to as "Curve #1"), said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of Curve #1; thence northeasterly and easterly 176.71 feet along Curve #1 to a point being North 04 degrees 59 minutes 19 seconds West 326.48 feet from the radius point of Curve #1 and to the POINT OF BEGINNING of this description; thence North 41 degrees 10 minutes 39 seconds West 1,372.17 feet to the point of curvature of a curve to the right, said point of curvature being South 48 degrees 49 minutes 21 seconds West 474.78 feet from the radius point of said curve; thence northwesterly 58.94 feet along said curve to its point of tangency, said point of tangency being South 55 degrees 56 minutes 06 seconds West 474.78 feet from the radius point of said curve; thence North 34 degrees 03 minutes 54 seconds West 45.58 feet to point of curvature of curve to the left, said point of curvature being North 55 degrees 56 minutes 06 seconds East 729.28 feet from the radius point of said curve; thence northwesterly 90.62 feet along said curve to its point of tangency, said point of tangency being North 48 degrees 48 minutes 55 seconds East 729.28 feet from the radius point of said curve; thence North 41 degrees 11 minutes 05 seconds West 8.90 feet; thence North 40 degrees 12 minutes 29 seconds West 154.34 feet to a point on a non-tangent curve concave to the northeast, said point being South 51 degrees 45 minutes 03 seconds West 1,500.05 feet from the radius point of said curve; thence northwesterly 138.44 feet along said curve to a point being South 57 degrees 02 minutes 18 seconds West 1,500.05 from the radius point of said curve; thence North 31 degrees 00 minutes 10 seconds West 154.34 feet; thence North 30 degrees 01 minute 34 seconds West 170.82 feet to the point of curvature of curve to the right, said point of curvature being South 59 degrees 58 minutes 26 seconds West 1,420.19 feet from the radius point of said curve; thence northwesterly and northerly 273.83 feet along said curve to its point of tangency, said point of tangency being South 71 degrees 01 minute 16 seconds West 1,420.19 feet from the radius point of said curve; thence North 18 degrees 58 minutes 44 seconds West 56.31 feet to a point on the northwesterly extension of the southwestern boundary of the 16.039 acre tract of land describe in the WARRANTY DEED recorded in Deed Record 1218, page 592 on November 9, 1962 in the office of the Recorder of Lake County, Indiana; thence South 41 degrees 14 minutes 04 seconds East 2,501.08 feet along the northwesterly extension of the southwestern boundary of said 16.039 acre tract of land and along the southwestern boundary of said 16,039 acre tract of land to a point being North 48 degrees 49 minutes 21 seconds East of the point of beginning; thence South
48 degrees 49 minutes 21 seconds West 193.47 feet to the POINT OF BEGINNING containing 9.452 acres, more or less.

EXCEPTING AND EXCLUDING THE FOLLOWING FROM THE ABOVE-DESCRIBED PARCELS:

A parcel of real estate that is two hundred (200) feet wide (measured from east to west) and fifty (50) feet in depth (measured from north to south) and located in the northeasternmost corner of the above-described parcels.

                                   EXHIBIT F
                               LAND DESCRIPTION
                       Redevelopment Commission Sublease
                        Water Department Perimeter Road
                                   version 2
                                   24 MAY 96

A 32.00 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana the centerline of which is described as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East Line of said Section 1 and along the West Line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence southeasterly, easterly, northeasterly, northerly, and northwesterly 142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence northwesterly, northerly, and northeasterly
56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 15.67 feet to the POINT OF BEGINNING of this centerline description; thence North 36 degrees 06 minutes 20 seconds East 254.64 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence northeasterly, northerly, and northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West
40.00 feet from the radius point of said curve; thence northwesterly, northerly, and northeasterly 60.84 feet along said curve to its point of tangency, said point of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence northeasterly, northerly, and northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the TERMINUS of this centerline description. Containing
0.820 acres, more or less.


    CURVE #1                   CURVE #2                   CURVE #3
    --------                   --------                   --------
/\ = 02/o/10'41"           /\ = 01/o/40'54"           /\ = 148/o/00'00"
R  = 1637.02'              R  = 2864.79'              R  = 55.00'
T  = 31.12'                T  = 42.05'                T  = 191.81'
L  = 62.23'                L  = 84.09'                L  = 142.07'
C  = S52/o/06'19"E-62.22'  C  = S54/o/02'06"E-84.08'  C  = N51/o/07'27"E-105.74'

    CURVE #4                   CURVE #5                   CURVE #6
    --------                   --------                   --------
/\ = 58/o/58'53"           /\ = 90/o/56'23"           /\ = 87/o/09'12"
R  = 55.00'                R  = 40.00'                R  = 40.00'
T  = 31.11'                T  = 40.66'                T  = 38.06'
L  = 56.62'                L  = 63.49'                L  = 60.84'
C  = N06/o/36'53"E-54.15'  C  = N09/o/21'52"W-57.03'  C  = N11/o/15'28"W-55.15'

    CURVE #7
    --------
/\ = 87/o/01'58"
R  = 40.00'
T  = 37.98'
L  = 60.76'
C  = N11/o/11'51"W-55.09'

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                      AMERICAN CONSULTING ENGINEERS, INC.
                            4165 Millersville Road
 INDIANAPOLIS                                                          INDIANA
(317) 547-5580                (C) Copyright 1996                     46205-2998

DATE: May 28, 1996
DRAWN BY: CMM
JOB NO. 94-290

SHEET NO. 1 of 3

                              [MAP APPEARS HERE]

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    AMERICAN CONSULTING ENGINEERS, INC.       DATE:  MAY 28, 1996     SHEET NO.
           4165 Millersville Road             DRAWN BY:  CMM            2
 INDIANAPOLIS                       INDIANA   JOB NO.  94-290             of
(317) 547-5580 (C) Copyright 1996 46205-2998                                 3
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